UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

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☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TEVA PHARMACEUTICAL INDUSTRIES LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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The following communication was sent to certain beneficial holders of its American Depositary Shares by or on behalf of Teva Pharmaceutical Industries Limited:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 05, 2018 TEVA PHARMACEUTICAL INDUSTRIES LIMITED BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Meeting Information Meeting Type: Annual Meeting For holders as of: April 13, 2018 Date: June 05, 2018 Time: 4:30 PM LST Location: Teva Executive Offices 5 Basel Street, Petach Tikva 4951033, Israel BARCODE You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 0000379022_1 R1.0.1.17 1 OF 2 12 15 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only 0000379022_2 R1.0.1.17

Voting items The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors Nominees 1A Rosemary A. Crane 1B Gerald M. Lieberman 1C Ronit Satchi-Fainaro The Board of Directors recommends you vote FOR the following proposal(s): 2 To approve, on a non-binding advisory basis, the compensation for Teva’s named executive officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 3 To recommend, on a non-binding advisory basis, to hold a non-binding advisory vote to approve the compensation for Teva’s named executive officers every one, two or three years. The Board of Directors recommends you vote FOR the following proposal(s): 4 To appoint Kesselman & Kesselman, a member of PricewaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until the 2019 annual meeting of shareholders. BARCODE Broadridge Internal Use Only Cusip Job # Envelope # Sequence # # of # Sequence # 0000379022_3 R.1.0.1.17

Voting items Continued Reserved for Broadridge Internal Control Information 5 To approve an amendment and restatement of Teva’s 2008 Employee Stock Purchase Plan for U.S Employees. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE 0000379022_4 R1.0.1.17 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence

The following communication was sent to certain registered holders of its American Depositary Shares by or on behalf of Teva Pharmaceutical Industries Limited:

Shareholder Services
P.O. Box 64507 St. Paul, MN 55164-0507

Teva Pharmaceutical Industries Limited

2018 ANNUAL MEETING OF SHAREHOLDERS
June 5, 2018
4:30 p.m. (Israel Time)
Teva’s executive offices
5 Basel Street
Petach Tikva, 4951033 Israel

Directions to the Teva Pharmaceutical Industries
Limited 2018 Annual Meeting of Shareholders are
available in the proxy statement which can be
viewed at proxydocs.com/teva.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on June 5, 2018.

Notice is hereby given that the 2018 Annual Meeting of Shareholders (the “meeting”) of Teva Pharmaceutical Industries Limited will be held at Teva’s executive offices at 5 Basel Street, Petach Tikva, 4951033 Israel on June 5, 2018 at 4:30 p.m. (Israel Time).

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy statement and Annual Report are available at www.proxydocs.com/teva.

If you want to receive a paper copy or an email with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this Notice on or before May 22, 2018 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

1.	To appoint the following persons to the Board of Directors: Rosemary A. Crane, Gerald M. Lieberman and Professor Ronit Satchi-Fainaro as directors to serve until our 2021 annual meeting of shareholders.

2.	To approve, on a non-binding advisory basis, the compensation for Teva’s named executive officers.

3.	To recommend, on a non-binding advisory basis, to hold a non-binding advisory vote to approve the compensation for Teva’s named executive officers every one, two or three years.

4.	To appoint Kesselman & Kesselman, a member of PricewaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until the 2019 annual meeting of shareholders.

5.	To approve an amendment and restatement of Teva’s 2008 Employee Stock Purchase Plan for U.S. Employees.

In addition, shareholders will consider Teva’s annual consolidated financial statements for the year ended December 31, 2017.

The Board of Directors recommends that you vote FOR Proposals 1, 2, 4 and 5.

The Board of Directors recommends that you vote ONE YEAR with respect to Proposal 3.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.proxypush.com/teva

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (Eastern Time) on June 3, 2018.

•	Please have this Notice and the last four digits of you Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

To request a paper or email copy of the proxy materials, which include the Voting Instruction Card, proxy statement and Annual Report, please contact us via:

Internet/Mobile Device – Access the Internet and go to www.investorelections.com/teva. Follow the instructions to log in and order copies.

Telephone – Call us free of charge at 1-866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at paper@investorelections.com with “Teva Materials Request” in the subject line. The email must include:

•	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

In order to ensure timely delivery, you must request the information no later than May 22, 2018.

Important Information about the Notice of Proxy Materials

This Notice Regarding the Online Availability of Proxy Materials (Notice) is provided to shareholders in place of the printed materials for the upcoming meeting.

Information about the Notice:

In 2007, the Securities and Exchange Commission adopted a voluntary rule permitting Internet-based delivery of proxy materials. Companies can now send notices, rather than printed proxy materials to shareholders. This may help lower mailing, printing and storage costs for the company, while minimizing environmental impact. This Notice contains specific information regarding the meeting, proposals and the Internet site where the proxy materials may be found.

To view the proxy materials online:

Please refer to the instructions in this Notice on how to access and view the proxy materials online, including the Voting Instruction Card, Annual Report and proxy statement.

To receive paper copies of the proxy materials:

Please refer to the instructions in this Notice on how to request hard copies of proxy materials via phone, email or Internet.

The following communication was sent to certain holders of its ordinary shares by Teva Pharmaceutical Industries Limited:

TEVA PHARMACEUTICAL INDUSTRIES LIMITED 2018 ANNUAL MEETING OF SHAREHOLDERS June 5, 2018 4:30 p.m. (Israel time) Teva’s executive officers 5 Basel Street Petach Tikva, 4951033 Israel

Directions to the Teva Pharmaceutical Industries Limited 2018 Annual Meeting of Shareholders are available in the proxy statement which can be viewed at www.tevapharm.com/2018proxymaterials.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on June 5, 2018.

Notice is hereby given that the 2018 Annual Meeting of Shareholders (the “meeting”) of Teva Pharmaceutical Industries Limited (“Teva”) will be held at 5 Basel Street, Petach Tikva, 4951033 Israel on June 5, 2018 at 4:30 p.m. (Israel time).

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. This is not a form for voting.

The Proxy Statement and Annual Report are available at www.tevapharm.com/2018proxymaterials.

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 22, 2018 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

1.	To appoint the following persons to the Board of Directors: Rosemary A. Crane, Gerald M. Lieberman and Professor Ronit Satchi-Fainaro as directors to serve until our 2021 annual meeting of shareholders.

2.	To approve, on a non-binding advisory basis, the compensation for Teva’s named executive officers.

3.	To recommend, on a non-binding advisory basis, to hold a non-binding advisory vote to approve the compensation for Teva’s named executive officers every one, two or three years.

4.	To appoint Kesselman & Kesselman, a member of PricewaterhouseCoopers International Ltd., as Teva’s independent registered public accounting firm until the 2019 annual meeting of shareholders.

5.	To approve an amendment and restatement of Teva’s 2008 Employee Stock Purchase Plan for U.S. Employees.

In addition, shareholders will consider Teva’s annual consolidated financial statements for the year ended December 31, 2017.

The Board of Directors recommends that you vote FOR Proposals 1, 2, 4 and 5.

The Board of Directors recommends that you vote ONE YEAR with respect to Proposal 3.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

•	Internet/Mobile – Access the Internet and go to www.tevapharm.com/InfoRequest. Follow the instructions to order copies.

•	Telephone – Call Investor Relations in the United States at +1 (215) 591-8912 or in Israel at +972 (3) 926-7756.

•	Email – Send us an email at TevaIR@tevapharm.com with “Teva Materials Request” in the subject line. The email must include:

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent”.

In order to ensure timely delivery, you must request the information no later than May 22, 2018.